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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 29, 1997

                           CHARTER ONE FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)

    Delaware                        0-16311                        34-1567092
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(State or other                  (Commission File                 (IRS Employer
jurisdiction of                       Number)                     Identification
 incorporation)                                                         No.)

1215 Superior Avenue, Cleveland, Ohio                                   44114
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (216) 566-5300
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ITEM 5. OTHER EVENTS

     Attached as Exhibit 99.1 are materials presented at a financial institutions conference on July 29, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) The following exhibit is filed as part of this Report and incorporated herein by reference:

         99.1 Supplemental Information


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CHARTER ONE FINANCIAL, INC.

Date: July 29, 1997                     By: /s/ Richard W. Neu
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                                        Richard W. Neu
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1              Supplemental Information.